UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 29, 2006
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
777 West Rosedale, Suite 300
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On August 29, 2006, the Board of Directors of Quicksilver Resources Inc. approved the amendment and restatement of the Quicksilver Resources Inc. Key Employee Change in Control Retention Incentive Plan. In general, the amendments clarify the right of Quicksilver’s Board and Chief Executive Officer to revise the list of eligible employees under the Key Employee Plan. The foregoing description is qualified in its entirety by reference to the full text of the Key Employee Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Description

10.1	Quicksilver Resources Inc. Amended and Restated Key Employee Change in Control Retention Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook

Philip W. Cook
Senior Vice President –
Chief Financial Officer
Date: August 31, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Quicksilver Resources Inc. Amended and Restated Key Employee Change in Control Retention Incentive Plan